Contingent Liabilities	12 Months Ended
Jun. 30, 2019
Contingent liabilities
Contingent liabilities

36Contingent liabilities

36.1Litigation

Claimed compensation for lung diseases — Sasol Mining (Pty) Ltd

On 2 April 2015, 22 plaintiffs (at that time 1 current and 21 former employees) instituted action against Sasol Mining (Pty) Ltd at the High Court in Gauteng, South Africa, for allegedly having contracted lung diseases while working at its collieries. The plaintiffs inter alia allege that they were exposed to harmful quantities of coal dust while working underground for Sasol Mining and that the company failed to comply with various sections of the Mine Health and Safety Act, 1996. All of which the plaintiffs allege, increased the risk for workers to contract coal dust related lung diseases. This lawsuit is not a class action but rather 22 individual cases, each of which will be judged on its own merits. The plaintiffs seek compensation for damages relating to past and future medical costs and loss of income amounting to R82,5 million in total plus interest. Two plaintiffs have since passed away and their claims have been formally withdrawn. The total amount of the claims is R67,2 million plus interest.

Sasol Mining is defending the claim. The merits of each single claim are not clear yet. There is also some uncertainty as to whether some of the claims have prescribed. Therefore it is not possible at this stage to make an estimate of the likelihood that the plaintiffs will succeed with their claim and if successful, what the quantum of damages would be that the court will award. Therefore, no provision has been raised at 30 June 2019.

Construction disputes — Fischer Tropsch Wax Expansion Project in Sasolburg (FTWEP)

After the conclusion of construction of FTWEP at the Sasol One site in Sasolburg, a number of contractual claims have been instituted by some contractors who were involved in the construction and project management relating to this project.

Certain of these claims have already been resolved, either through settlement between the parties or through the contractual dispute resolution process. The Fluor SA (Pty) matter is still on-going.

Fluor SA (Pty) Ltd — FTWEP

Fluor claimed a total amount of R485,7 million plus interest. This dispute turns on the nature and quantification of Fluor’s alleged entitlement to a change to the prices and completion dates for delayed access. In June 2015, Fluor referred the claim to adjudication. In September 2015, the adjudicator rejected Fluor’s entire claim. Thereafter, Fluor notified Sasol of its dissatisfaction with the outcome of the adjudication and Fluor’s intention to refer the matter to arbitration. The arbitration process commenced with Fluor filing its statement of claim during December 2016. Sasol filed two objections against the statement of claim which had the potential to dispose of the arbitration proceedings. The arbitrator, however, did not decide in favour of Sasol on the objection applications and dismissed the application with costs. The objections will still be raised as a special jurisdictional plea and will be filed with Sasol’s statement of defence during the arbitration process.

Fluor subsequently amended its claim, inter alia, by reducing the amount claimed from R485,7 million to R448 million excluding interest. On the 12th of March 2019 Fluor filed and served a further amendment to its statement of claim and an amended expert report in terms of which a further reduction in the quantum is being claimed. Fluor now claims an amount of R383,8 million (alternatively the amount of R406,6 million based on an alternative assessment of its claim). The amendment by Fluor resulted in the arbitration being postponed as Sasol’s experts will be required to deal with the revised expert report and we will be required to file an amendment to our statement of defence. The hearing of the matter is now only anticipated to commence in March 2020.

Sasol believes that Fluor’s original claim, including the amended claims are not justified. Accordingly, no provision was recognised at 30 June 2019.

Wetback Contracts (Pty) Ltd — FTWEP

The dispute regarding Wetback Contracts (Pty) Ltd was concluded during the year.

Legal review of Sasol Gas National Energy Regulator of South Africa (NERSA) maximum price decision and NERSA gas transmission tariff application (March 2013)

In October 2013, following the March 2013 decisions by NERSA (pursuant to the applications by Sasol Gas), seven of the customers of Sasol Gas (“customers”) brought a legal review application requesting the setting aside of the maximum price methodology used by NERSA in evaluating the maximum price application by Sasol Gas as well as maximum price decision and gas transmission tariff decision.  The basis of the challenge to the NERSA price decision is the allegation that the methodology used by NERSA to determine its approval of the maximum gas prices was unreasonable and irrational.

In October 2016 the High Court dismissed the review application The Applicants were subsequently granted consent to appeal this decision to the Supreme Court of Appeal (“SCA”).  On 10 May 2018 the SCA upheld the appeal by the Applicants.  NERSA and Sasol Gas each launched an application to the Constitutional Court (“CC”) to appeal the SCA decision.

Leave to appeal was granted and the matter was heard on 26 February 2019. On 15 July 2019 the CC handed down its decision. The Court upheld the appeal on the ruling by the SCA relating to the transmission tariffs and accordingly the NERSA transmission tariff decision was confirmed.

However, the court dismissed the remainder of the appeal.  The Court found that NERSA, in applying the basket of alternatives approach to determine the Maximum Gas Price for Sasol Gas, was irrational as it did not take into account a required material fact for making a rational decision. NERSA’s decision to approve maximum gas prices and a trading margin for Sasol Gas for the period 26 March 2014 to 30 June 2017 was therefore reviewed and set aside. In terms of the court order NERSA will have to consider the overturned decisions anew and decide on the approval of a new maximum gas price for Sasol.  In accordance with the rules of the regulator, NERSA will, in considering a new maximum gas price application by Sasol, follow a public participation process that will afford Sasol as well as the affected stakeholders and customers the opportunity to provide input into the decision to be made by NERSA.

If the new maximum gas price approved by NERSA for the period of the overturned decision is lower than the actual price charged to customers, then a retrospective liability may arise for Sasol Gas as a result.

It is not possible to determine at this time what the outcome of such a price decision by NERSA will be. Therefore, the likelihood of a future obligation cannot be determined currently and neither can an amount for such a possible obligation be reliably estimated.  Therefore, no provision has been raised at 30 June 2019.

Nhlapo and 941 others versus Sasol Mining (Pty) Ltd

During 2009, the applicants in this matter were charged with participation in an unprotected sit-in, threatening and forcing others to participate in an unprotected strike and for assaulting or attempting to assault others during an unprotected strike and subsequently dismissed. The applicants are disputing their dismissal.  On 19 September 2019, the Labour Court passed a judgement directing inter alia Sasol Mining to re-instate the employees and pay certain past benefits. Sasol Mining filed an application for leave to appeal the judgement on 10 October 2019. Once the latter has been obtained the appeal will be heard by the Labour Appeal Court. This date has not been set. Management has applied judgement and believe that there is no present obligation in terms of IAS 37. No provision has been raised at 30 June 2019.

Other litigation and tax matters

From time to time, Sasol companies are involved in other litigation and similar proceedings in the normal course of business. A detailed assessment is performed on each matter and a provision is recognised where appropriate. Although the outcome of these proceedings and claims cannot be predicted with certainty, the company does not believe that the outcome of any of these cases would have a material effect on the group’s financial results.

36.2Competition matters

Sasol continuously evaluates its compliance programmes and controls in general, including its competition law compliance programmes and controls. As a consequence of these compliance programmes and controls, including monitoring and review activities, Sasol has adopted appropriate remedial and/or mitigating steps, where necessary or advisable, lodged leniency applications and made disclosures on material findings as and when appropriate. These ongoing compliance activities have already revealed, and may still reveal, competition law contraventions or potential contraventions in respect of which we have taken, or will take, appropriate remedial and/or mitigating steps including lodging leniency applications.

36.3Environmental orders

Sasol’s environmental obligation accrued at 30 June 2019 was R18 742 million compared to R14 933 million at 30 June 2018. Included in this balance is an amount accrued of approximately R4 924 million in respect of the costs of remediation of soil and groundwater contamination and similar environmental costs. These costs relate to the following activities: site assessments, soil and groundwater clean-up and remediation, and on-going monitoring. Due to uncertainties regarding future costs the potential loss in excess of the amount accrued cannot be reasonably determined.

Although Sasol has provided for known environmental obligations that are probable and reasonably estimable, the amount of additional future costs relating to remediation and rehabilitation may be material to results of operations in the period in which they are recognised. It is not expected that these environmental obligations will have a material effect on the financial position of the group.